Page 84 of 110 Pages


                          REGISTRATION RIGHTS AGREEMENT


                           Dated as of August 19, 2003


                                between and among


                              Golden Telecom, Inc.,


                              Alfa Telecom Limited,


                           Nye Telenor East Invest AS,


                                 OAO Rostelecom,


    Capital International Global Emerging Markets Private Equity Fund, L.P.,


                           Cavendish Nominees Limited


                                       and


                          First NIS Regional Fund SICAV

























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                                                            Page 85 of 110 Pages



                                TABLE OF CONTENTS


1.    DEFINITIONS AND INTERPRETATION...........................................1

1.1      Definitions...........................................................1
1.2      Interpretation........................................................4

2.    SECURITIES SUBJECT TO THIS AGREEMENT.....................................5


3.    DEMAND REGISTRATION......................................................5

3.1      Demand Requests.......................................................5
3.2      Certain Company Obligations...........................................5
3.3      Effective Registration Statement......................................6
3.4      Number of, and Limitations on, Registrations..........................6
3.5      Expenses 6
3.6      Selection of Underwriters.............................................6
3.7      Circumstances and Effect of Withdrawal of Demand Registration.........6

4.    INCIDENTAL REGISTRATION..................................................7

4.1      Request for Registration..............................................7
4.2      Expenses 8

5.    REGISTRATION PROCEDURES..................................................8


6.    EXPENSES................................................................12


7.    INDEMNIFICATION.........................................................13

7.1      Indemnification by the Company.......................................13
7.2      Indemnification by Shareholders......................................13
7.3      Conduct of Indemnification Proceedings...............................13
7.4      Contribution.........................................................14

8.    TRANSFER OF REGISTRATION RIGHTS.........................................15

9.    NO INCONSISTENT AGREEMENTS..............................................15

10.      TERM AND TERMINATION.................................................15


11.      MISCELLANEOUS........................................................16

11.1     Specific Performance.................................................16
11.2     Waivers; Remedies....................................................16
11.3     Amendments...........................................................16
11.4     No Assignment; Binding Effect; No Third Party Beneficiaries..........16
11.5     Severability.........................................................16
11.6     Further Assurances...................................................16
11.7     Entire Agreement.....................................................17
11.8     Notices  17
11.9     Governing Law........................................................21
11.10    Arbitration; Waiver Of Sovereign Immunity............................21
11.11    Counterparts; Language...............................................23







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                                                            Page 86 of 110 Pages



REGISTRATION RIGHTS AGREEMENT dated as of August 19, 2003 (this "Agreement") between and among Golden Telecom, Inc., a corporation organized under the laws of the State of Delaware, United States of America (the "Company"), Alfa Telecom Limited, a company organized under the laws of the British Virgin Islands ("Alfa"), Nye Telenor East Invest AS, a company organized under the laws of Norway ("Telenor"), OAO Rostelecom, an open joint stock company organized under the laws of the Russian Federation ("RTK"), Capital International Global Emerging Markets Private Equity Fund, L.P., a limited partnership organized under the laws of the State of Delaware, United States of America ("CIG"), Cavendish Nominees Limited, a limited liability company organized under the laws of Guernsey ("Cavendish"), and First NIS Regional Fund SICAV, a private institutional fund organized under the laws of Luxembourg ("First NIS" and, together with Cavendish, collectively, "Barings").


                                   WITNESSETH


         WHEREAS, Telenor has agreed to sell to the Company, and the Company has agreed to purchase from Telenor, all of the shares of capital stock of Open Joint Stock Company "Comincom" pursuant to the Share Exchange Agreement dated as of the date hereof between the Company and Telenor (the "Share Exchange Agreement"); and


         WHEREAS, it is a condition precedent to the obligations of the Company and Telenor under the Share Exchange Agreement that the Company and the Shareholders enter into this Agreement.


         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:


1.       DEFINITIONS AND INTERPRETATION


1.1      Definitions


         As used in this Agreement, the following terms shall have the following meanings:


         "Advice" has the meaning specified in the last paragraph of Section 5.


         "Affiliate" means, with respect to any Person, any other Person who directly or indirectly controls, or is under common control with, or is controlled by, such Person, including, if such Person is an individual, any relative or spouse of such Person, or any relative of such spouse of such Person, any one of whom has the same home as such Person, and also including any trust or estate for which any such Person or Persons specified herein, directly or indirectly, serves as a trustee, executor or in a similar capacity (including, without limitation, any protector or settlor of a trust) or in which any such Person or Persons specified herein, directly or indirectly, has a substantial beneficial interest, and any Person who is controlled by any such trust or estate; provided always that, in the case of CIG, an Affiliate of CIG shall include only those Affiliates in which Capital International, Inc. holds, directly or indirectly, through one or more intermediaries, more than a majority of the outstanding economic ownership interests of that Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") means, with respect to any Person, the possession, directly or indirectly, of power to direct or cause
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                                                            Page 87 of 110 Pages

the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) of a Person.


         "Agents" means any Person authorized to act and who acts on behalf of a Shareholder with respect to the transactions contemplated by this Agreement.


         "Agreement" has the meaning specified in the preamble hereto.


         "Alfa" has the meaning specified in the preamble hereto.

         "Barings" has the meaning specified in the preamble hereto.

         "Business Day" means a day other than a Saturday, a Sunday or any day on which banks located in Moscow, Russia, Oslo, Norway, London, England or New York, New York are authorized or obliged to close.

         "Cavendish" has the meaning specified in the preamble hereto.

         "CIG" has the meaning specified in the preamble hereto.


         "Common Stock" means shares of the Company's common stock, par value $.01 per share, as the same may be constituted from time to time.


         "Company" has the meaning specified in the preamble hereto.


         "Controlled Affiliate" means, with respect to any Person, any Affiliate of such Person in which such Person owns or controls, directly or indirectly, more than fifty percent (50%) of the securities having ordinary voting power for the election of directors or other governing body thereof or more than fifty percent (50%) of the partnership or other ownership interests therein (other than as a limited partner).


         "Controlling Person" means, with respect to any Person, any other Person which owns or controls, directly or indirectly, more than fifty percent (50%) of the securities having ordinary voting power for the election of directors or other governing body of such first Person or more than fifty percent (50%) of the partnership or other ownership interests therein (other than as a limited partner of such first Person).


         "Demand Registration" has the meaning specified in Section 3.1.


         "Demand Request" has the meaning specified in Section 3.1.


         "Effective Date" means the latter to occur of (a) the date on which the board of directors of RTK has ratified and approved RTK's execution of this Agreement and the other Principal Agreements to which RTK is a party and (b) the date on which the Closing under (and as defined in) the Share Exchange Agreement has occurred.


         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.


         "Existing Registration Rights Agreements" means (a) the Registration Rights Agreement, dated as of October 5, 1999 between GTI and First NIS Regional Fund SICAV, as amended by the Assignment and Amendment Agreement dated as of May 11, 2001 among GTI, Baring Vostok Private Equity Fund L.P., Cavendish and First NIS, (b) the Registration Rights


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                                                            Page 88 of 110 Pages


Agreement dated as of October 5, 1999 between GTI and Global TeleSystems Group, Inc., as assigned by the Shareholders Agreement dated as of May 11, 2001 among GTI, Global TeleSystems Europe Holdings, B.V., Alfa, CIG, Cavendish and First NIS, (c) the Registration Rights Agreement dated as of October 5, 1999 between GTI and Baring Vostok Private Equity Fund, L.P., as amended by the Assignment and Amendment Agreement dated as of May 11, 2001 among GTI, Baring Vostok Private Equity Fund, L.P., Cavendish and First NIS, (d) the Shareholders and Registration Rights Agreement dated as of December 23 1999 among GTI, Global TeleSystems Group, Inc. and CIG, as assigned by the Shareholders Agreement dated as of May 11, 2001 among GTI, Global TeleSystems Europe Holdings, B.V., Alfa, CIG, Cavendish and First NIS and (e) the Registration Rights Agreement dated September 5, 2002 between RTK and GTI.


         "First NIS" has the meaning specified in the preamble hereto.


         "Participating Shareholder" has the meaning specified in Section 5(a).


         "Parties" means the Company, Alfa, Telenor, RTK, CIG, Cavendish and First NIS, provided that a Shareholder shall cease to be a Party when such Shareholder ceases to hold any Registrable Securities.


         "Permitted Transferee" means, with respect to any Shareholder, any Controlling Person of such Shareholder, or any Controlled Affiliate of any such Controlling Person or Shareholder; provided that (a) in the case of Cavendish, Baring Vostok Private Equity Fund, L.P.1, Baring Vostok Private Equity Fund, L.P.2, Baring Vostok Private Equity Fund L.P.3, Baring Vostok Fund Co-Investment L.P., the NIS Restructuring Facility and First NIS Regional Fund SICAV shall also constitute Permitted Transferees, and (b) in the case of RTK, if the conditions set forth in Section 4.2(b) of the Shareholders Agreement have been satisfied (as determined by a majority of the Disinterested Directors, in their sole discretion), any RTK Transferee shall also constitute a Permitted Transferee.


         "Person" means any natural person, corporation, partnership, limited liability company, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority, whether incorporated or unincorporated.


         "Principal  Agreements"  means  this  Agreement,   the  Share  Exchange
Agreement, the Shareholders Agreement and the Standstill Agreement.


         "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.


         "Registrable Securities" means (a) in aggregate, the 10,840,647 shares of Common Stock held by Alfa, the 4,024,067 shares of Common Stock held by RTK, the 2,166,405 shares of Common Stock held by CIG, the 2,569,676 shares of Common Stock held by Barings, and the shares of Common Stock to be acquired by Telenor pursuant to the Share Exchange Agreement, (b) any shares of Common Stock acquired in connection with the exercise by any of such Parties of its rights under Section 3.4 of the Shareholders Agreement, and (c) any securities issued or issuable with respect to any such shares of Common Stock by


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                                                            Page 89 of 110 Pages


way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.


         "Registration Expenses" has the meaning specified in Section 6.


         "Registration Statement" means any registration statement of the Company which covers Registrable Securities pursuant to the provisions of this Agreement, including (a) the Prospectus, (b) any amendments and supplements to such Registration Statement, (c) any post-effective amendments, (d) all exhibits and all material incorporated by reference in such Registration Statement and
(e) any registration statement pursuant to a Demand Registration.


         "Requesting Shareholder" has the meaning specified in Section 3.1.


         "RTK" has the meaning specified in the preamble hereto.


         "RTK  Transferees"  means RTC-Leasing  OJSC,  RosTelecComLeasing  Ltd.,
Zurich,   RosTeleComLeasing  (Cyprus)  Limited  and  Russian  Telecommunications
Development Corporation.


         "Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.


         "SEC" means the United States Securities and Exchange Commission.


         "Share Exchange Agreement" has the meaning specified in the first recital hereto.


         "Shareholders" means Alfa, Telenor, RTK, CIG and Barings.


         "Shareholders Agreement" means the Shareholders Agreement dated as of the date hereof between and among the Company and the Shareholders.


         "Telenor" has the meaning specified in the preamble hereto.


         "Termination Agreement" means the Termination Agreement dated as of the date hereof between and among the Company, Alfa, RTK, CIG, First NIS and Cavendish.


         "UNCITRAL Rules" has the meaning specified in Section 11.10(a).


         "Underwritten Offering" means the offering and sale of securities of the Company covered by any Registration Statement pursuant to a firm commitment underwriting to an underwriter at a fixed price for reoffering or pursuant to agency or best efforts arrangement with an underwriter.


1.2      Interpretation

         Unless the context of this Agreement otherwise requires, the following rules of interpretation shall apply to this Agreement:

         (a) the singular shall include the plural, and the plural shall include the singular;

         (b) words of any gender shall include the other gender;

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                                                            Page 90 of 110 Pages

         (c) the words "hereof", "herein", "hereby", "hereto" and similar words refer to this entire Agreement and not to any particular Section or any other subdivision of this Agreement;

         (d) a reference to any "Article" or "Section" is a reference to a specific Article or Section of this Agreement;

         (e) a reference to any law, statute, regulation, notification or statutory provision shall include any amendment, modification or re-enactment thereof, any regulations promulgated thereunder from time to time, and any interpretations thereof from time to time by any regulatory or administrative authority;

         (f) a reference to any agreement, instrument, contract or other document shall include any amendment, amendment and restatement, supplement or other modification thereto; and

         (g) a reference to any Person shall include such Person's successors and permitted assigns under any agreement, instrument, contract or other document.

2.       SECURITIES SUBJECT TO THIS AGREEMENT

         The securities entitled to the benefits of this Agreement are the Registrable Securities but, with respect to any particular Registrable Security, only until (a) it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (b) it has been distributed pursuant to Rules 144 or 144A under the Securities Act (or any similar provision then in force) or (c) it has otherwise been transferred and a new certificate or other evidence of ownership thereof not bearing a legend restricting transfer under the Securities Act and not subject to any stop transfer order has been delivered by or on behalf of the Company and no other restriction on transfer exists.

3.       DEMAND REGISTRATION

3.1      Demand Requests


         Each  Shareholder  shall have the right to request (each, a "Requesting
Shareholder") in writing that the Company effect a registration under the Securities Act with respect to all or part of the Registrable Securities held by such Requesting Shareholder(s) (a "Demand Registration"). The Requesting Shareholder(s) shall deliver to the Company in accordance with Section 11.8 a written request for a Demand Registration (a "Demand Request") specifying the number of Registrable Securities to be registered, the intended method of distribution and other relevant facts.


3.2      Certain Company Obligations.


         Following delivery of a Demand Request, and subject to the conditions of this Article 3, the Company shall:

         (a) give prompt written notice of such Demand Request to all other Shareholders in accordance with Section 11.8, and such Shareholders shall have thirty (30) days from receipt thereof to respond in order to have any Registrable Securities owned by such Shareholders included in such registration;


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
                                                            Page 91 of 110 Pages



         (b) use all reasonable efforts to effect such registration as promptly as practicable (including, without limitation, by filing a Registration Statement (and executing an undertaking to file any amendments thereto) covering the Registrable Securities so requested to be registered and complying with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) or as may be so requested; and

         (c) refrain from filing any other Registration Statements, other than pursuant to a Registration Statement on Form S-4 or S-8 (or successor forms), with respect to any securities, including Registrable Securities, of the Company until such date that is ninety (90) days following effectiveness of the Registration Statement filed in connection with such Demand Registration.

3.3      Effective Registration Statement


         Subject to Section 3.7, a Demand Registration shall not be deemed to have been effected unless a Registration Statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement for the period of time required pursuant to Section 5(c).


3.4      Number of, and Limitations on, Registrations


         Each of Alfa, Telenor and RTK shall be entitled to request 2 (two) Demand Registrations. Each of Barings and CIG shall be entitled to request 1
(one) Demand Registration. The Company shall not be obligated to register any Registrable Securities pursuant to any Demand Registration unless there is requested to be included in such registration by the Requesting Shareholder(s) at least 500,000 shares of Common Stock (subject to such adjustments as may be necessary by reason of the occurrence of an event contemplated by clause (b) of the definition of Registrable Securities).


3.5      Expenses


         Except as provided in Section 3.7, in any registration initiated as a Demand Registration, the Company will pay all Registration Expenses, whether or not the Registration Statement has become effective.


3.6      Selection of Underwriters


         If any of the Registrable Securities covered by a Demand Registration are to be sold in an underwritten offering, or in a best efforts underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected jointly by the Requesting Shareholder(s) and the Company.


3.7      Circumstances and Effect of Withdrawal of Demand Registration


         Upon the request of any Requesting Shareholder or if a sufficient number of Requesting Shareholders withdraw from a Demand Registration such that the number of Registrable Securities to be included in such Demand Registration fails to meet the threshold specified in Section 3.4, the Company shall have the right to cease proceeding with a Demand Registration requested by such Requesting Shareholder(s). In such event, (a) the Requesting Shareholder(s) shall bear all Registration Expenses incurred in connection with such Demand Registration, in which event such Demand Registration shall not count as a


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                                                            Page 92 of 110 Pages




Demand Registration for purposes of Section 3.4 or (b) the Company shall bear all such Registration Expenses, in which event such withdrawn Demand Registration shall count as a Demand Registration for purposes of Section 3.4; provided that a Requesting Shareholder shall be entitled to withdraw from a Demand Registration and neither (i) pay any Registration Expenses in connection therewith nor (ii) forfeit the right to such Demand Registration for purposes of
Section 3.4 if (A) such Requesting Shareholder learned of a material adverse change in the financial condition, business or prospects of the Company that was not known to such Requesting Shareholder on the date of such Requesting Shareholder's Demand Request and (B) the Company failed to disclose such material adverse change to such Requesting Shareholder at the time such Demand Request was delivered.


4.       INCIDENTAL REGISTRATION

4.1      Request for Registration


         If the Company at any time proposes to register any of its authorized but unissued shares of Common Stock on its own behalf for the purposes of raising capital (other than on Form S-4 or Form S-8 or any successor or similar form to Form S-4 or Form S-8), or any of its unregistered and issued shares of Common Stock on behalf of other stockholders, under the Securities Act on a form and in a manner that would permit registration of Registrable Securities under the Securities Act for sale to the public, it shall, in each such case, give prompt notice in accordance with the provisions of Section 11.8 to each Shareholder of its intention to do so, specifying the form and manner and the other relevant facts involved in such proposed registration (including, without limitation, the identity of the managing underwriter, if any). Upon the written request of a Shareholder delivered to the Company within thirty (30) days after such notice shall have been given to such Shareholder (which request shall specify the number of Registrable Securities intended to be disposed of by such Shareholder and the intended method of disposition thereof), the Company will use its reasonable best efforts to effect the registration under the Securities Act, as expeditiously as is reasonable, of all the Registrable Securities that the Company has been so requested to register by such Shareholder, to the extent requisite to permit the sale of the Registrable Securities to be so registered; provided, however, that:

         (a) if, at any time after giving such written notice of its intention to register any shares of Common Stock proposed to be registered by the Company and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such shares of Common Stock, the Company shall, at its election, give written notice of such determination to each Shareholder, and thereupon the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith to the extent provided in
Section 4.2); and

         (b) if the managing underwriter of such offering shall advise the Company that, in its judgment, the number of shares of Common Stock proposed to be included in such offering should be limited because the inclusion of Registrable Securities is likely to adversely impact the purchase price obtained for the shares of Common Stock proposed to be included in such offering, then the Company shall promptly advise each Shareholder thereof and may require, by written notice to such Shareholder accompanying such advice, that, to the extent necessary to meet such limitation, all holders of Registrable Securities and of other shares of Common Stock proposing to sell shares of Common Stock in such offering shall share pro rata in the number of shares of Common Stock to be excluded from such offering,


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                                                            Page 93 of 110 Pages


such sharing to be based on the respective numbers of Registrable Securities and other shares of Common Stock as to which registration has been requested by such holders, and that the distribution of such Registrable Securities and other shares of Common Stock as are so excluded be deferred (in case of a deferral as to a portion of such Registrable Securities and other shares of Common Stock, such portion to be allocated among such holders in proportion to the respective numbers of shares of Common Stock so requested to be registered by such holders) until the completion of the distribution of such shares of Common Stock and any other securities by such underwriters.

4.2      Expenses


         In any registration initiated pursuant to this Article 4, the Company will pay all Registration Expenses, whether or not the Registration Statement has become effective.


5.       REGISTRATION PROCEDURES

         Whenever a Shareholder has requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall promptly take all such actions as may be necessary or desirable to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:


         (a) with respect to a request to file a Registration Statement covering Registrable Securities made pursuant to Article 3, use its reasonable best efforts to prepare and file with the SEC not later than sixty (60) days after receipt of the relevant Demand Request (which sixty (60) day period may be extended by the Company for up to an additional sixty (60) days if at the time of such request the Company is engaged in negotiations in anticipation of its participation in a material merger, acquisition or other form of business combination or, if by reason of such transaction, the Company is not in a position to timely prepare and file the Registration Statement and the Company furnishes to each Shareholder participating, or electing to participate, in such registration of Registrable Securities (the "Participating Shareholder") a certificate signed by the president or a vice president of the Company stating that in the good faith opinion of the board of directors of the Company such registration would interfere with such transaction then being pursued by the Company) a Registration Statement on a form for which the Company then qualifies which is satisfactory to the Company and the Participating Shareholders (unless the offering is made on an underwritten basis, including on a best efforts underwriting basis, in which event the managing underwriter or underwriters may determine the form to be used) and which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause such Registration Statement to become effective; the Company shall not file any Registration Statement pursuant to Article 3 or any amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) to which the Participating Shareholders or the underwriters, if any, shall reasonably object in light of the requirements of the Securities Act or any other applicable laws or regulations;


         (b) before filing a Registration Statement or Prospectus or any amendments or supplements thereto (excluding documents to be incorporated by reference therein, except in the case of the preparation of the initial Registration Statement), the Company shall, at least five (5) days before filing, furnish to each Participating Shareholder and the underwriters, if any, copies of all such documents in substantially the form proposed to be filed (including

                                                            Page 94 of 110 Pages



documents incorporated therein by reference), to enable such Participating Shareholders and the underwriters, if any, to review such documents prior to the filing thereof, and the Company shall make such reasonable changes thereto (including changes to, or the filing of amendments reflecting such changes to, documents incorporated by reference) as may be reasonably requested by such Participating Shareholders and the managing underwriter or underwriters, if any;


         (c) subject to paragraph (b) above, prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for a period of not less than ninety (90) days; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Participating Shareholders set forth in such Registration Statement or supplement to the Prospectus;


         (d)   notify   the   Participating   Shareholders   and  the   managing
underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,
(ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time any of the representations or warranties of the Company contemplated by paragraph (o) below cease to be true and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (vi) of the occurrence of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;


         (e) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;


         (f) as promptly as practicable after filing with the SEC of any document which is incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement), provide copies of such document to counsel to the Participating Shareholders and to the managing underwriters;


         (g)  provide  to  the  Participating  Shareholders  and  each  managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) and a reasonable number of conformed copies of all such documents;


         (h) deliver to the Participating Shareholders and the underwriters, if any, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use

                                                            Page 95 of 110 Pages


of the Prospectus or any amendment or supplement thereto by the Participating Shareholders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;


         (i) prior to the date on which the Registration Statement is declared effective, use its reasonable best efforts to register or qualify, or cooperate with the Participating Shareholders and the underwriters, if any, and their respective counsel in connection with the registration or qualification of, such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process or taxes in any such jurisdiction where it is not then so subject; provided, further, that the Company will not be required to qualify such Registrable Securities in any jurisdiction in which the securities regulatory authority requires that the Participating Shareholders submit any shares of its Registrable Securities to the terms, provisions and restrictions of any escrow, lock-up or similar agreement(s) for consent to sell Registrable Securities in such jurisdiction unless the Participating Shareholders agrees to do so;


         (j) cooperate with the Participating Shareholders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two (2) Business Days prior to any sale of Registrable Securities to the underwriters;


         (k) use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;


         (l) upon the occurrence of any event contemplated by paragraph (d)(vi) above, prepare a supplement or post-effective Amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;


         (m) use its reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on the Nasdaq National Market and each other exchange on which similar securities issued by the Company are then listed if requested by Shareholder or the managing underwriters, if any;


         (n) provide a transfer agent and registrar for all Registrable Securities;


         (o) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith as Participating Shareholders or the managing underwriters, if any, reasonably request in order to expedite or facilitate the disposition of

                                                            Page 96 of 110 Pages



such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (i) make such representations and warranties to the Participating Shareholders and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings (including, without limitation, an agreement to not sell equity securities during a customary lock-up period) and confirm the accuracy of the same if and when requested, and matters relating to the compliance of the Registration Statement and the Prospectus with the Securities Act; (ii) obtain opinions of counsel to the Company, and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters) addressed to Participating Shareholders and the underwriters, if any, covering the matters customary in underwritten primary offerings and such other matters as may be reasonably requested by the Participating Shareholders and underwriters, if any; (iii) obtain "comfort" letters and updates thereof from the Company's independent certified public accountants, subject to such accountants' customary procedures, addressed to the Participating Shareholders and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters by underwriters in connection with primary underwritten offerings; (iv) if an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures of Article 7 with respect to all parties to be indemnified pursuant to said Section; and (v) the Company shall deliver such documents and certificates as may be requested by the Participating Shareholders and the managing underwriters, if any, to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;


         (p) make available for inspection during normal business hours by the Participating Shareholders, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by the Participating Shareholders or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Participating Shareholders or any such underwriter, attorney, accountant or agent in connection with such registration statement; provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons;


         (q) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than forty-five (45) days after the end of any twelve (12)-month period (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwriting offering, and (ii) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said twelve (12)-month periods; and


         (r) take such other reasonable steps that are necessary or advisable to permit the sale of such Registrable Securities.


         The Company may require the  Participating  Shareholders  to furnish to
the  Company  such  information  and  documents   regarding  the   Participating
Shareholders and the distribution

                                                            Page 97 of 110 Pages



of the Registrable Securities as the Company may from time to time reasonably request in writing.


         Each Shareholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(d)(vi) hereof, such Shareholder will forthwith discontinue disposition of Registrable Securities until such Shareholder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(l), or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, each Participating Shareholder will, or will request the underwriters to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Shareholder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give such notice, the time periods mentioned in
Section 5(c) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(d)(vi) to and including the date when such Participating Shareholder shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(l) or the Advice.


6.       EXPENSES

         Except as otherwise provided herein, all expenses incident to the Company's performance of or compliance with this Agreement including without limitation all registration and filing fees, including with respect to filings required to be made with the National Association of Securities Dealers, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate), printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel for the Company, and of all independent certified public accountants (including the expenses of any special audit and "comfort" letters required by or incident to such performance), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, rating agency fees, securities acts liability insurance if any Shareholder so requires, the reasonable fees and expenses of any special experts retained by the Participating Shareholders or by the Company at the request of the managing underwriters in connection with such registration and fees and expenses of other Persons retained by such Participating Shareholders (all such expenses being herein called "Registration Expenses") will be borne by the Company. The Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audit which are not Registration Expenses for purposes of this Agreement. In no event shall the Company be liable for the payment of any discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar industry professionals relating to the distribution of the Registrable Securities. The Participating Shareholders shall be liable for the cost and expense of the time spent by their respective officers, employees and Agents, including such Participating Shareholders' counsel, in connection with the registration of Registrable Securities owned by them.

                                                            Page 98 of 110 Pages

7.       INDEMNIFICATION

7.1      Indemnification by the Company


         The Company will indemnify and hold harmless, to the full extent permitted by law, each Shareholder, its officers and directors, their Agents and each Person who controls such Shareholder (within the meaning of the Securities
Act) against all losses, claims, damages, liabilities (or actions in respect thereto) and expenses to which any such Person may be subject, under the Securities Act or otherwise, and reimburse all such Persons for any legal or other expenses incurred with investigating or defending against any such losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in a Registration Statement, Prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon an untrue statement of a material fact or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission is made therein in reliance upon and in conformity with information furnished in writing to the Company by such Shareholder, expressly for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Shareholder, such Shareholder's directors and officers, their Agents or a controlling Person, and shall survive the transfer of such securities by any Shareholder. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (with the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of each Shareholder.


7.2      Indemnification by Shareholders


         Each Shareholder will indemnify and hold harmless, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities (or actions in respect thereto) and expenses to which any such Person may be subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in a Registration Statement or Prospectus or preliminary prospectus or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only if and to the extent, that such untrue or alleged untrue statement or omission or alleged omission is made therein in reliance upon and in conformity with the information furnished in writing by such Shareholder specifically for inclusion therein. In no event shall the liability of any Shareholder hereunder be greater in amount than the dollar amount of the proceeds received by such Shareholder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons.


7.3      Conduct of Indemnification Proceedings


         Any Person entitled to indemnification hereunder will (a) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (b) unless

                                                            Page 99 of 110 Pages


in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party and in that case the indemnified party shall have the right to participate in the conduct of such defense provided that it will pay for the fees of its own counsel. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. The failure to notify an indemnifying party promptly of the commencement of any such action, if and to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Article 7, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Article 7.


7.4      Contribution


         (a) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. In any event, the amount of contribution payable by any Shareholder hereunder shall not exceed the dollar amount of the proceeds received by such Shareholder upon the sale of the Registrable Securities giving rise to such contribution obligation.


         (b) The Parties agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                                           Page 100 of 110 Pages


8.       TRANSFER OF REGISTRATION RIGHTS

         The registration rights of each Shareholder under this Agreement with respect to any Registrable Securities may be transferred to Permitted
Transferees or to another Shareholder; provided, however, that (a) the transferring Shareholder shall give the Company written notice at or prior to the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being transferred, (b) such transferee shall agree in writing, in form and substance reasonably satisfactory to the Company, to be bound by the provisions of this Agreement, and (c) the terms of such transfer shall make clear how the transferor Shareholder and the transferee shall utilize the Demand Registrations provided to each Shareholder hereunder.


9.       NO INCONSISTENT AGREEMENTS


         The Company shall not enter into any agreement or arrangement of any kind with any Person that is inconsistent with any of the rights granted to the Shareholders in this Agreement or otherwise conflicts with any of the provisions hereof.


10. TERM AND TERMINATION


         This Agreement shall become effective on the Effective Date and remain in effect until the date on which all of the Parties agree in writing to the termination of this Agreement. Promptly following the date on which its board of directors has ratified and approved RTK's execution of this Agreement, RTK shall provide each other Party with a certified copy of an extract from the protocol of the meeting of RTK's board of directors containing such ratification and approval.

                                                           Page 101 of 110 Pages
11.      MISCELLANEOUS


11.1     Specific Performance


         The Parties hereby declare that it is impossible to measure in money the damages that will accrue to a Party by reason of a failure by another Party to perform any of the obligations under this Agreement. Therefore, if any Party shall, in accordance with Section 11.10, institute any proceeding to enforce specifically the provisions hereof, any Party against whom such proceeding is brought hereby waives the claim or defense therein that the Party instituting such proceeding has an adequate remedy at law or in damages, and the Party against whom such proceeding is brought shall not urge in any such proceeding the claim or defense that such remedy at law or in damages exists.


11.2     Waivers; Remedies


         Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Agreement, in one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.


11.3     Amendments


         This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each Party.


11.4     No Assignment; Binding Effect; No Third Party Beneficiaries


         Except as expressly provided in Article 8, neither this Agreement nor any right, interest or obligation hereunder may be assigned by any Party without the prior written consent of the other Parties and any attempt to do so will be void. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the Parties and their respective successors and assigns. The terms and provisions of this Agreement are intended solely for the benefit of each Party and their respective successors or permitted assigns, and, except as specified in Article 7, it is not the intention of the Parties to confer third party beneficiary rights upon any other Person.


11.5     Severability


         If any provision of this Agreement is or shall become invalid, illegal or unenforceable in any jurisdiction, the invalidity, illegality or unenforceability of such provision in such jurisdiction shall not affect or impair the validity, legality or enforceability of (a) any other provision of this Agreement or any such other document in such jurisdiction or (b) such provision or any other provision of this Agreement or any such other document in any other jurisdiction.


11.6     Further Assurances


         From time to time, at any Party's reasonable request and without further consideration, each Party shall execute and deliver such additional documents and take all such further

                                                           Page 102 of 110 Pages


action as may be  reasonably  necessary  or  desirable  to  consummate  and make
effective,  in  the  most  expeditious  manner  practicable,   the  transactions
contemplated by this Agreement.


11.7     Entire Agreement


This Agreement and the other Principal Agreements will, from and after the Effective Date, supersede all prior discussions and agreements among the Parties with respect to the subject matter hereof and thereof and contain the sole and entire agreement between the Parties with respect to the subject matter hereof and thereof. For the avoidance of doubt, the Parties acknowledge that the Existing Registration Rights Agreements shall remain in full force and effect until the Effective Date, whereupon the Existing Registration Rights Agreements shall terminate and be of no further force and effect.


11.8     Notices


         All notices, requests, demands and other communications provided for by this Agreement shall be in writing (including telecopier or similar writing) and shall be deemed to have been duly given only if delivered personally or by facsimile transmission or sent by courier, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice or, if given by telecopier, when such telecopy is transmitted and the appropriate answerback is received.

         (i)      If to Alfa:

                  Alfa Telecom Limited
                  P.O. Box 3339
                  Geneva Place
                  2nd Floor
                  333 Waterfront Drive
                  Road Town
                  Tortola, British Virgin Islands

                  Facsimile No.: +350 40 729
                  Attention: Pavel Nazarian

with a copy to:

                  Squire, Sanders & Dempsey
                  2/2 Paveletskaya Square
                  115054 Moscow Russian Federation

                  Facsimile No.: +7 (095) 258-5251
                  Attention: David Wack

         (ii)     If to Telenor:

                  Nye Telenor East Invest AS
                  Snar0yveien 30
                  N-1331 Fornebu
                  Norway

                                                           Page 103 of 110 Pages



                  Facsimile No.: +47 9625 0939
                  Attention: Kjell Morten Johnsen


with a copy to:

                  Advokatene i Telenor
                  Snar0yveien 30
                  N-1331 Fornebu
                  Norway

                  Facsimile No.: +47 67 89 2432
                  Attention: Bj0rn Hogstad

and to:

                  Coudert Brothers LLP
                  60 Cannon Street
                  London EC4N 6JP

                  Facsimile No.: +44 (207) 248 3001
                  Attention: Peter O'Driscoll

         (iii)    If to CIG:

                  c/o Capital International Global Emerging Markets Private Equity Fund, L.P.
                  135 South State College Boulevard,
                  Brea, CA 90071-1447

                  Facsimile No.: +1 (714) 671-7080
                  Attention: Jim Brown

with a copy to:

                  Capital International Limited
                  25 Bedford Street
                  London WC2E 9HN

                  Facsimile No.: +44 (20) 7864-5768
                  Attention: Ida Levine

and to:

                  Capital Research International Inc.
                  25 Bedford Street
                  London WC2E 9HN

                  Facsimile No.: +44 (20) 7864 5814
                  Attention: Ashley Dunster

                                                           Page 104 of 110 Pages
and to:

                  Fried, Frank, Harris, Shriver & Jacobson
                  99 City Road
                  London EC1Y 1AX

                  Facsimile No.: +44 (20) 7972 9602
                  Attention: Karen Wiedemann

         (iv)     If to Cavendish Nominees Limited:

                  c/o International Private Equity Services
                  13-15 Victoria Road
                  PO Box 431
                  St. Peter Port GY1 3ZD, Guernsey

                  Facsimile No.: +44 (0) 1481 715 219
                  Attention: Mrs. Connie Helyar

with a copy to:

                  Baring Vostok Capital Partners
                  7 Gasheka Street
                  Ducat Place II, Suite 750
                  123056 Moscow
                  Russia

                  Facsimile No.: +7 (095) 967 1308
                  Attention: Michael Calvey

and to:

                  Fried, Frank, Harris, Shriver & Jacobson
                  99 City Road
                  London EC1Y 1AX

                  Facsimile No.: +44 (20) 7972 9602
                  Attention: Karen Wiedemann

         (v)      If to First NIS Regional Fund SICAV:

                  c/o Bank of Bermuda Luxembourg
                  13 Rue Goethe L-1638, Luxembourg

                  Facsimile No.: +35 2 40 46 46 595
                  Attention: Christine Tourney

                                                           Page 105 of 110 Pages

with a copy to:

                  Baring Vostok Capital Partners
                  7 Gasheka Street
                  Ducat Place II, Suite 750
                  123056 Moscow
                  Russia

                  Facsimile No.: +7 (095) 967 1308
                  Attention: Michael Calvey

and to:

                  Fried, Frank, Harris, Shriver & Jacobson
                  99 City Road
                  London EC1Y 1AX

                  Facsimile No.: +44 (20) 7972 9602
                  Attention: Karen Wiedemann

         (vi)     If to the Company:

                  Golden Telecom, Inc.
                  4400 MacArthur Blvd., N.W.
                  Suite 200
                  Washington, D.C. 20007
                  U.S.A.

                  Facsimile No.: +1 (202) 332-4877
                  Attention: General Counsel

with a copy to:

                  Representation Office of Golden TeleServices, Inc. 1 Kozhevnichesky Proezd,
                  2nd Floor
                  155144 Moscow
                  Russia

                  Facsimile No.: +7 (095) 797-9332
                  Attention: General Counsel

         (vii) If to RTK:

                  OAO Rostelecom Moscow,
                  ul. 1st Tverskaya-Yamskaya, 14
                  125047 Moscow
                  Russia

                  Facsimile No.: +7 (095) 787-2850

                                                           Page 106 of 110 Pages

                  Attention: Kouznetsov Sergei Ivanovich

with a copy to:

                  Clifford Chance CIS Limited,
                  ul. Sadovaya-Samotechnaya 24/27
                  127051 Moscow,
                  Russian Federation

                  Facsimile No.: +7 (501) 258-5051
                  Attention: Andrei Dontsov


11.9     Governing Law

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, United States of America, without giving effect to any conflicts of laws principles thereof which would result in the application of the laws of another jurisdiction.

11.10    Arbitration; Waiver Of Sovereign Immunity

         (a) Any and all disputes and controversies arising under, relating to or in connection with this Agreement shall be settled by arbitration by a panel of three (3) arbitrators under the United Nations Commission on International Trade Law (UNCITRAL) Arbitration Rules then in force (the "UNCITRAL Rules") in accordance with the following terms and conditions:

               (i) In the event of any conflict between the UNCITRAL Rules and the provisions of this Agreement, the provisions of this Agreement shall prevail.

               (ii) The place of the arbitration shall be New York, New York, United States of America.

               (iii) Where there is only one claimant  party and one  respondent party, each shall appoint one arbitrator in accordance with the UNCITRAL Rules, and the two arbitrators so appointed shall appoint the third (and presiding) arbitrator in accordance with the UNCITRAL Rules within thirty (30) days from the appointment of the second arbitrator. In the event of an inability to agree on a third arbitrator, the appointing authority shall be the International Court of Arbitration of the International Chamber of Commerce, acting in accordance with such rules as it may adopt for this purpose. Where there is more than one claimant party, or more than one respondent party, all claimants and/or all respondents shall attempt to agree on their respective appointment(s). In the event that all claimants and all respondents cannot agree upon their respective appointment(s) within thirty (30)
         Business Days of the date of the notice of arbitration, all appointments shall be made by the Chairman of the International Court of Arbitration of the International Chamber of Commerce.

               (iv) The English language shall be used as the written and spoken
         language  for  the  arbitration  and  all  matters   connected  to  the
         arbitration.

                                                           Page 107 of 110 Pages


               (v) The arbitrators shall have the power to grant any remedy or relief that they deem just and equitable and that is in accordance with the terms of this Agreement, including specific performance, and including, but not limited to, injunctive relief, whether interim or final, and any such relief and any interim, provisional or conservatory measure ordered by the arbitrators may be specifically enforced by any court of competent jurisdiction. Each Party retains the right to seek interim, provisional or conservatory measures from judicial authorities and any such request shall not be deemed incompatible with the agreement to arbitrate or a waiver of the right to arbitrate.

               (vi) The award of the arbitrators shall be final and binding on the Parties.

               (vii) The award of the arbitrators may be enforced by any court of competent jurisdiction and may be executed against the person and assets of the losing party in any competent jurisdiction.

         (b) Except for arbitration proceedings pursuant to Section 11.10(a), no action, lawsuit or other proceeding (other than the enforcement of an arbitration decision, an action to compel arbitration or an application for injunctive relief or other interim, provisional or conservatory measures in connection with the arbitration) shall be brought by or between the Parties in connection with any matter arising out of or in connection with this Agreement.

         (c) Each Party other than CIG irrevocably appoints CT Corporation System, located on the date hereof at 111 Eighth Avenue, 13th Floor, New York, New York 10011, USA, and CIG irrevocably appoints Capital International Research, Inc., located on the date hereof at 630 Fifth Avenue, 36th Floor, New York, New York 10111, USA, Attn: General Counsel, as its true and lawful agent and attorney to accept and acknowledge service of any and all process against it in any judicial action, suit or proceeding permitted by this Section 10.10, with the same effect as if such Party were a resident of the State of New York and had been lawfully served with such process in such jurisdiction, and waives all claims of error by reason of such service, provided that the Party effecting such service shall also deliver a copy thereof on the date of such service to the other Parties by facsimile as specified in Section 11.8. Each Party will enter into such agreements with such agent as may be necessary to constitute and continue the appointment of such agent hereunder. In the event that any such agent and attorney resigns or otherwise becomes incapable of acting, the affected party will appoint a successor agent and attorney in New York reasonably satisfactory to each other party, with like powers. Each Party hereby irrevocably submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City, in connection with any such action, suit or proceeding, and agrees that any such action, suit or proceeding may be brought in such court, provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section 11.10 and shall not be deemed to be a general submission to the jurisdiction of said courts of or in the State of New York other than for such purpose. Each Party hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or proceeding brought in such a court and any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum. Nothing herein shall affect the right of any Party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any other
Party in any other jurisdiction in a manner not inconsistent with this Section 11.10.

                                                           Page 108 of 110 Pages


         (d) Each Party hereby represents and acknowledges that it is acting solely in its commercial capacity in executing and delivering this Agreement and in performing its obligations hereunder, and each such Party hereby irrevocably waives with respect to all disputes, claims, controversies and all other matters of any nature whatsoever that may arise under or in connection with this Agreement and any other document or instrument contemplated hereby, all immunity it may otherwise have as a sovereign, quasi-sovereign or state-owned entity (or similar entity) from any and all proceedings (whether legal, equitable, arbitral, administrative or otherwise), attachment of assets, and enforceability of judicial or arbitral awards.


         11.11    Counterparts; Language


         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement is being executed in both an English language version and a Russian language version. In the event of any discrepancy between the English language version and the Russian language version of this Agreement or any disagreement among the Parties as to the meaning or interpretation of any part of this Agreement, the English language version of this Agreement shall prevail.

                                                           Page 109 of 110 Pages



         IN WITNESS WHEREOF, the Parties have executed this Registration Rights Agreement as of the date first written above.

                                                 The Shareholders
                                                 ----------------

                                                 ALFA TELECOM LIMITED


                                                 By______________________
                                                   Name:
                                                   Title:


                                                 NYE TELENOR EAST INVEST AS

                                                 By______________________
                                                   Kjell Morten Johnsen
                                                   Attorney-in-Fact


                                                 OPEN JOINT STOCK COMPANY
                                                 ROSTELECOM


                                                 By______________________
                                                   Name:
                                                   Title:


                                                 CAPITAL INTERNATIONAL GLOBAL
                                                 EMERGING MARKETS PRIVATE EQUITY
                                                 FUND, L.P.

                                                 By______________________
                                                   Name:
                                                   Title:

                                                           Page 110 of 110 Pages

                                                 FIRST NIS REGIONAL FUND SICAV


                                                 By______________________
                                                   Name:
                                                   Title:


                                                 By______________________
                                                   Name:
                                                   Title:


                                                 CAVENDISH NOMINEES LIMITED


                                                 By______________________
                                                   Name:
                                                   Title:

                                                 The Company
                                                 -----------

                                                 GOLDEN TELECOM, INC.

                                                 By______________________
                                                   Alexander Vinogradov
                                                   President and
                                                   Chief Executive Officer